ASSET PURCHASE AND SALE AGREEMENT

between

Pacific Energy & Mining Company

as "Seller"

and

Hinto Energy, Inc.

as "Buyer"

Dated as of May 9, 2012

TABLE OF CONTENTS

Page

ASSET PURCHASE AND SALE AGREEMENT

THIS ASSET PURCHASE AND SALE AGREEMENT dated May 9, 2012, is made by and between Hinto Energy, Inc., 7609 Ralston Road, Arvada, Colorado 80002, a Wyoming Corporation ("Buyer"), and Pacific Energy & Mining Company, 3550 Barron Way, Suite 13a, Reno, NV 89511 ("Seller").

RECITALS:

Seller desires to sell, assign and convey to Buyer, and Buyer desires to purchase and accept from Seller, a certain oil and gas well and related assets more fully described below.

Seller and Buyer deem it in their mutual best interests to execute and deliver this Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:

ARTICLE I
Properties To Be Sold and Purchased

Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the oil and gas well and Leases more fully described on Exhibit A and Exhibit A-1 attached hereto and by this reference incorporated herein (hereinafter the "Properties)

ARTICLE II
Consideration

Purchase Price, Consideration/Acquisition; Effective Time. The Purchase price of the assets shall be $325,000, payable as follows:

a) $175,000 cash at Closing;

b) $150,000 in the form of a Promissory Note bearing Interest at 8% per annum due one year from date of Closing, principal and interest convertible at the note holder's option to common stock at or prior to maturity at $1.00 per share;

c) The Seller will continue to operate the assets until such time as the Buyer has bonds and other matters resolved, but not later than 180 days from date of purchase or date governmental organizations approve Operator changes. The agreement is set forth in Exhibit D.

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ARTICLE III
The Closing

The closing of the transactions contemplated hereby (the "Closing") shall take place at a mutually agreed upon location at 10:00 AM Denver, Colorado time on or before June 1, 2012, with the effective date of the assignment and bill of sale will be June 1, 2012 ("the Assignment and Bill of Sale"). The Assignment and Bill of Sale shall be in the form attached hereto as Exhibit "B".

ARTICLE IV
Representations and Warranties of Seller

Seller hereby represents and warrants to Buyer as follows:

Section 4.01. Organization and Existence. Seller is a corporation duly formed and validly existing under the laws of the State of Nevada.

Section 4.02. Power and Authority. Seller has all requisite power and authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby.

Section 4.03. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

Section 4.04. Non-Contravention. Neither the execution, delivery, and performance by Seller of this Agreement and each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party nor the consummation by it of the transactions contemplated hereby and thereby do and will (a) conflict with or result in a violation of Seller's governing documents, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage or indenture, or any material lease, contract, agreement, or other instrument or obligation to which Seller is a party or by which Seller or any of its Properties may be bound, (c) result in the creation or imposition of any lien or other encumbrance upon the Properties, or (d) violate any applicable law binding upon Seller.

Section 4.05. **Approvals.** No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Seller in connection with the execution, delivery, or performance by Seller of this Agreement, each other agreement, instrument, or document executed or to be executed by Seller in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

Section 4.06. **Warranties**

a) Entitles Buyer to receive an eighty percent (80%) net revenue interest (100% working interest) of the oil, gas and other associated minerals produced, saved and marketed from any well existing or hereafter drilled on the property described in Exhibits A and A-1, except as otherwise noted in Exhibit A and A-1.

a. If within 11 months from the sale date, it is determined that the net acres ultimately delivered to Buyer is reduced by more than 250 acres from the 3,827 net acres reflected in Exhibit A-1, then the purchase price will be reduced by the change in net acres divided by 3,827 net acres and the principal of the $150,000 convertible note will be reduced by this purchase price adjustment amount.

(b) Is free and clear of liens and encumbrances, including, but not limited to liabilities for any royalties, carried interests, production taxes, production payments or other liabilities, except as otherwise noted in Exhibit A or A-1.

(c) PEMC will provide any information regarding any notices or actions regarding the leases and operations covered by the Asset Purchase and Sale Agreement, either oral or written. In addition, PEMC will notify Buyer of any environmental issues that are known to PEMC related to said leases and operations.

Section 4.07. **Disclaimer of Warranties.** Other than those expressly set out in this Article IV, Seller hereby expressly disclaims any and all representations or warranties with respect to the Properties or the transactions contemplated hereby, and Buyer agrees that the Properties are being sold by Seller "where is" and "as is", with all faults. Specifically as a part of (but not in limitation of) the foregoing, Buyer acknowledges that Seller has not made, and Seller hereby expressly disclaims, any representation or warranty (express, implied, under common law, by statute or otherwise) as to the title or condition of the Properties (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS). OTHER THAN THOSE EXPRESSLY SET OUT IN THIS ARTICLE IV, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO (I) THE AMOUNT, VALUE, QUALITY, QUANTITY, VOLUME, OR DELIVERABILITY OF ANY OIL, GAS, OR OTHER MINERALS OR RESERVES (IF ANY) IN, UNDER, OR ATTRIBUTABLE TO THE PROPERTIES, (II) THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY, OR ENVIRONMENTAL CONDITION OF THE PROPERTIES, BOTH SURFACE AND SUBSURFACE, INCLUDING MATTERS RELATED TO THE PRESENCE, RELEASE

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OR DISPOSAL OF HAZARDOUS MATERIALS, SOLID WASTES, ASBESTOS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM"), OR (III) THE GEOLOGICAL OR ENGINEERING CONDITION OF THE PROPERTIES OR ANY VALUE THEREOF. SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY, OR IMPLIED, AS TO (A) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION, OR RECORDS FURNISHED TO BUYER IN CONNECTION WITH THE PROPERTIES OR OTHERWISE CONSTITUTING A PORTION OF THE PROPERTIES; (B) THE PRESENCE, QUALITY, AND QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES; (C) THE ABILITY OF THE PROPERTIES TO PRODUCE HYDROCARBONS, INCLUDING PRODUCTION RATES, DECLINE RATES, AND RECOMPLETION OPPORTUNITIES; (D) IMBALANCE OR PAYOUT ACCOUNT INFORMATION, ALLOWABLES, OR OTHER REGULATORY MATTERS, (E) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS, OR PROFITS, IF ANY, TO BE DERIVED FROM THE PROPERTIES, (F) THE ENVIRONMENTAL CONDITION OF THE PROPERTIES, (G) ANY PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR, AND (H) ANY OTHER MATTERS CONTAINED IN OR OMITTED FROM ANY INFORMATION OR MATERIAL FURNISHED TO BUYER BY SELLER OR OTHERWISE CONSTITUTING A PORTION OF THE PROPERTIES. ANY DATA, INFORMATION, OR OTHER RECORDS FURNISHED BY SELLER ARE PROVIDED TO BUYER AS A CONVENIENCE AND BUYER'S RELIANCE ON OR USE OF THE SAME IS AT BUYER'S SOLE RISK.

Section 4.08. Liability for Brokers' Fees. Seller has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

ARTICLE V
Representations and Warranties of Buyer

Section 5.01. Organization and Existence. Buyer is a Corporation, duly organized, legally existing and in good standing under the laws of the State of Wyoming and is qualified to do business and in good standing in the State of Utah.

Section 5.02. Power and Authority. Buyer has full power and authority to execute, deliver, and perform this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby.

Section 5.03. Valid and Binding Agreement. This Agreement has been duly executed and delivered by Buyer and constitutes, and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain

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instances and (c) defects or other liabilities Buyer is not willing to accept and Seller is not willing to Warrant.

Section 5.04. Non-Contravention. The execution, delivery, and performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of Buyer's governing documents, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties may be bound, (iii) violate any applicable law binding upon Buyer.

Section 5.05. Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or governmental agency or of any third party is required to be obtained or made by Buyer in connection with the execution, delivery, or performance by Buyer of this Agreement and each other agreement, instrument, or document executed or to be executed by Buyer in connection with the transactions contemplated hereby to which it is a party or the consummation by it of the transactions contemplated hereby and thereby.

Section 5.06. Knowledgeable Purchaser. Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties for purchase. Buyer has had access to the Properties, Public records held with the State of Utah Division of Oil Gas and Mining. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied on its own independent due diligence investigation of the Properties and has been advised by and has relied solely on its own expertise and legal, land, tax, reservoir engineering, and other professional counsel concerning this transaction, the Properties and the value thereof.

Section 5.07. Fees and Commissions. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 5.08. Bankruptcy. No bankruptcy, reorganization or arrangement proceedings have been filed by or served on Buyer or are threatened or pending to Buyer's knowledge.

ARTICLE VI
Conditions Precedent to the Obligations of the Parties

Section 6.01. Conditions Precedent to the Obligations of Buyer. The obligations of Buyer under this Agreement are subject to each of the following conditions being met:

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(a) Each of the representations and warranties of Seller contained in Article IV shall be true and correct in all material respects on and as of the Closing as if made on and as of such date.

(b) No proceeding (excluding any proceeding initiated by Buyer or any of its affiliates) shall, on the Closing, be pending or threatened before any governmental entity seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

Section 6.02. **Conditions Precedent to the Obligations of Seller.** The obligations of Seller under this Agreement are subject to each of the following conditions being met:

(a) Each of the representations and warranties of Buyer contained in Article V shall be true and correct in all material respects on and as of the Closing as if made on and as of such date.

(b) No proceeding (excluding any proceeding initiated by Seller or any of its affiliates) shall, on the Closing Date, be pending or threatened before any governmental entity seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

(c) Seller shall have received all other agreements, instruments and documents which are required by other terms of this Agreement to be executed or delivered by Buyer or any other party to Seller prior to or in connection with the Closing.

ARTICLE VII
Termination, Amendment and Waiver

Section 7.01. **Termination.** This Agreement may only be terminated upon the written notice of one Party to the other Party, and shall automatically terminate if closing does not occur by the closing date stated above.

Section 7.02. **Amendment.** This Agreement may not be amended except by an instrument in writing signed by or on behalf of all the parties hereto.

Section 7.03. **Waiver.** Seller, on the one hand, or Buyer, on the other, may: (i) waive any inaccuracies in the representations and warranties of the other contained herein or in any document, certificate, or writing delivered pursuant hereto, or (ii) waive compliance by the other with any of the other's agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

ARTICLE VIII
Survival of Representations, Indemnification

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Section 8.01. Survival. The representations and warranties of the parties hereto contained in this Agreement shall terminate twelve (12) months after Closing.

Section 8.02. Buyer's Indemnification Obligations. Buyer shall indemnify and hold Seller, its affiliates and its and their respective successors and permitted assigns and all of their respective stockholders, partners, members, managers, directors, officers, employees, agents and representatives harmless from and against any and all claims, obligations, actions, liabilities, damages, costs or expenses, whether known or unknown, asserted or unasserted, absolute or contingent (collectively, "Seller's Losses"): resulting from any misrepresentation or breach of any warranty contained herein or any Seller's Losses resulting from or related to the Properties regardless of whether such loss is the result of events or conditions either existing prior to or after Closing. It being expressly understood that Buyer's indemnification hereunder shall include, but not by way of limitation, any Seller's Losses resulting from the conditions of the Properties, the plugging and abandonment of the Properties, and from any reclamation or environmental conditions of the Properties, both prior to and after Closing, except for any claims, obligations, actions, liabilities, damages, costs or expenses associated with items Seller failed to inform Buyer of as described in Article 4.

Section 8.03. Seller shall indemnify and hold Buyer, its affiliates and its and their respective successors and permitted assigns and all of their respective stockholders, partners, members, managers, directors, officers, employees, agents and representatives harmless from and against any and all claims, obligations, actions, liabilities, damages, costs or expenses, whether known or unknown, asserted or unasserted, absolute or contingent (collectively, "Buyer's Losses"): resulting from any misrepresentation of Seller or breach of any warranty of Seller contained herein as described in Article 4.

ARTICLE IX
Miscellaneous Matters

Section 9.01. Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) sent by a recognized prepaid overnight courier service (which provides a receipt), or (iv) sent by facsimile transmission, with receipt acknowledged, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

If to Buyer:

Hinto Energy, Inc.
7609 Ralston Road
Arvada, CO 80002
Attention: George Harris
Office: 303-647-4850
Fax No.: 303-872-6667

If to Seller:

Dan Green
Pacific Energy & Mining Company
3550 Barron Way #13a
Reno, NV 89511
775-333-6626 (office)
Fax No. 775 333-0225

Such notices, requests, demands, and other communications shall be effective upon receipt.

9.02 **Governing Law**. This Agreement shall be construed in accordance with the laws of the State of Utah without regard conflict of laws and principles.

9.03 **Counterparts**. This Agreement may be executed in one or two counterparts each of which shall be deemed an original and all of which when taken together will constitute as one and the same agreement.

9.04 **Disputes**. Any disputes arising under this Agreement will be resolved in the State or Federal courts sitting in Utah.

IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.

SELLER:

Pacific Energy & Mining Company

By: ______________
Name:
Title: President and Chief Executive Officer

BUYER:

Hinto Energy, Inc.
By: ______________
Name: George E. Harris
Title: Chief Financial Officer

Dated: May 30, 2012

Exhibit A

Operator	Field	API #	Lease Type	Lease #	State	Well Name	Well Type	County	Location		Utah Entity #	Depth	Wells Status
PEMC	Cisco Springs	43-019-16029	Federal	U-08112	UT	A W OLLTEN GOVT 1	Gas	Grand	15	T20S R23E	2480	1700	
PEMC	Cisco Springs	43-019-30725	Federal	UTU-146892	UT	GARDMOORE 1-A	Gas	Grand	10	T20S R23E	9545	1700	
PEMC	Cisco Springs	43-019-30137	Federal	UTU-146892	UT	GARDMOORE 4	Gas	Grand	10	T20S R23E	2537	1700	
PEMC	Cisco Springs	43-019-30201	Federal	UTU-146892	UT	CISCO SPRINGS 6	Oil	Grand	10	T20S R23E	9540	1700	
PEMC	Cisco Springs	43-019-30185	Federal	U-0128015	UT	FEDERAL 1	Oil	Grand	10	T20S R23E	2532	1700	
PEMC	Cisco Springs	43-019-31135	Federal	U-0147904	UT	FEDERAL 14-02	Gas	Grand	14	T20S R23E	9530	1700	
PEMC	Cisco Springs	43-019-31136	Federal	U-0147904	UT	FEDERAL 14-03	Oil	Grand	14	T20S R23E	9520	1700	
PEMC	Cisco Springs	43-019-31137	Federal	UTU-24185	UT	FEDERAL 15-01	Gas	Grand	15	T20S R23E	9525	1700	
PEMC	Cisco Springs	43-019-31158	Federal	UTU-24185	UT	FEDERAL 15-03	Gas	Grand	15	T20S R23E	9526	1700	
PEMC	Cisco Springs	43-019-30152	Federal	UTU-1506	UT	FEDERAL 1-505	Oil	Grand	9	T20S R23E	2536	1700	
PEMC	Cisco Springs	43-019-30528	Federal	U-0147904	UT	FEDERAL 1	Gas	Grand	14	T20S R23E	2520	1700	To be plugged
PEMC	Cisco Springs	43-019-30056	Federal	UTU-146892	UT	FEDERAL 3	Gas	Grand	10	T20S R23E	2538	1700	
PEMC	Cisco Springs	43-019-30220	Federal	UTU-24185	UT	FEDERAL 5	Gas	Grand	14	T20S R23E	2533	1700	
MRO	Cisco	43-019-30230	Federal	U-16965	UT	A.W. 11-1a	Oil	Grand	11	NENWSE T21S R23E	9080	1130	
MRO	Cisco	43-019-30014	Federal	UTU-16963A	UT	Dowson 22-1	Oil	Grand	22	SENE T21S R23E	9077	950	
MRO	Cisco	43-019-31201	Federal	U-31262	UT	Federal 5-2A	Gas	Grand	5	SENE T21S R24E	11	1000	
MRO	Cisco	43-019-31252	Federal	UTU-16963A	UT	FZ 22-10s	Oil	Grand	22	SENE T21S R23E	10874	950	
MRO	Cisco	43-019-31033	County	Grand County	UT	Gibraltar No. 1	Oil	Grand	24	NWNE T21S R 23E	11319	720	
MRO	Cisco	43-019-30353	Federal	U-16965	UT	OTH Y-11	Oil	Grand	11	SESW T21S R23E	9062	1150	
PEMC	Greater Cisco	43-019-31450	State	ML 48933	UT	Little Bay 2	Gas	Grand	24	NWNW T21S R23E	15029	300	
PEMC	Greater Cisco	43-019-30423	Fee	Fee	UT	Nugget Fee 14-4	Oil	Grand	14	NWSWSE T21S R23E	90rc	1100	
PEMC	Greater Cisco	43-019-31450	Fee	Fee	UT	Sweetheart 14-01	Oil	Grand	14	NWSESW T21S R23E		980	
PEMC	Greater Cisco	43-019-31451	Fee	Fee	UT	Sweetheart 14-02	Gas	Grand	14	NESESW T21S R23E	14935	980	
PEMC	Greater Cisco	43-019-31418	State	ML 48932	UT	Sweetheart 3A	Gas	Grand	24	NWNW T21S R23E	14857	720	
PEMC	Greater Cisco	43-019-31417	State	ML 48933	UT	Sweetheart 5A	Oil	Grand	24	NWNW T21S R23E	14855	720	
PEMC	Greater Cisco	43-019-31420	State	ML 48935	UT	Sweetheart 7	Oil	Grand	24	NWNW T21S R23E	14810	720	
PEMC	Greater Cisco	43-019-16265	State	ML 48933	UT	Whyte State #2	Gas	Grand	24	NESW T21S R23E	9215	720	To be plugged

Total number of wells	27
MRO	6
PEMC	21

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Exhibit A-1

Cisco Flats

T21S R23E SLB&M
Grand County, Utah

	Acres	Wells	Working Interest	Net Revenue Interest
UTU 16962A			100%	80%
Sec 22: NW,N2SW, SESW;				
SEC 27: NW				
SECTION 28: E2NE		Wells 22-1C9, 22-1		
920 acres	920			
ML 48933			100%	80%
Sec 24: W2NW4, S2		24, 5A, 7		
400 acres	400	Little Boy2		
U-16955			100%	80%
Sec 5: S2				
Sec 6: SE				
Sec 7: N2NE,SWNE,SE				
Sec 8: NENW, W2W2				
Sec 11: S2, E2NE		Wells 11-1AT 0TH7-11		
1360 acres	1360			
U-31262			100%	80%
Sec 8: E2,SENW, E2SW				
Sec 9: NWNE, S2N2		Well 8-2A		
640 acres	640			
Frazier Fee Lease			100%	80%
Sec 10: NWSW;SESW;S2SE;		Well 14-4, 14-01, 14-02		
Sec 14: S2SW;NWSE4;SESE;W2SWSE				
Sec 23:NENW				
340 acres	340			
County Lease				
Sec. 24: NW4NE4	40	Gibraltor No. 1	68.50%	59.20%
Total Cisco Flats	3300			

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Cisco Springs

T20SR23E SLM&M				
Grand County, Utah				
UTU08112				
Sec 15 N1/2NE1/4	80	Cullen Govt 1	100%	50%
80 acres				
UTU 6791				
Sec 9: Lot4, SW1/4NW1/4,NW1/4,SW1/4	203.28		100%	50%
Sec. 10: NW1/4NW1/4;				
163.28 acres from Surface to 2390 acres				
UTU 24185			100%	50%
Sec. 10: SE1/4 Sec. 11 SW1/4 Sec 14: NW1/4		Fed 8		
Sec 15: S1/2NE1/4		Fed 15 01, Fed 15 03		
560 acres	560		100%	50%
UTU 0147904			100%	50%
Sec 10: SE1/4SW1/4				
Sec 14: N1/2SW1/4,SE1/4SW1/4		Fed 4, Fed 14-02, Fed 14-03		
160 acres	160			
UTU128115			100%	50%
Sec. 9: SE1/4SE1/4, W1/2SE1/4				
Sec. 10: SW1/4SW1/4		Fed 1		
160 acres	160			
UTU 1506			100%	50%
Sec 9: NE1/4SE1/4		Fed 1-506**		
80 acres	80			
UTU 146802			100%	50%
Sec 10: SW1/4NE1/4,NE1/4NW1/4	240	Fed 5, Cardmmore 1A, Cardmore 4		
S1/2NW1/4,N1/2SW1/4				
240 acres				
Total Cisco Springs	1483.28			
Total acres	4783.28			

Sec 10: SW1/4 is under communitization Number NRM1309

Wells 14-02, 6A, 2A and 7 are owned 100% BPO by Cisco Oil LLC. Pacific has a APO of 50% payout amount $310000

** Aduk 11-1A has a working interest ownership by Larsen et al equal to 12.5% WI and a 10% option to participate

Pacific Energy & Mining Co. to retain an ORRI equal to the difference between

existing Royalties and ORRI and 80% Net Revenue Interest

*** BP has a nonconsent WI position in the well 11-506

EXHIBIT B

ASSIGNMENT AND BILL OF SALE

STATE OF UTAH §
§
COUNTY OF GRAND §

Effective as of June 1, 2012, at 12:01 a.m., MST ("Effective Date"), *Pacific Energy and Mining., a Nevada Corporation, 3550 Barron Way Suite 13a, Reno, NV 89511*("Assignor"), for good and valuable cash consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the reservations and conditions herein contained, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER and ASSIGN unto and Hinto Energy, Inc., 7609 Ralston Road, Arvada, Colorado 80002 ("Buyer"). ("Assignee"), all of Assignor's right, title and interest in and to the following (collectively, the "Assets"):

() The oil and gas leases (including all leasehold estates, mineral interests, royalty interests, overriding royalty interests, net profits interests, or similar interests) specifically described in Exhibit A (collectively, the "Leases") and the lands covered thereby or lands pooled or unitized therewith (the "Lands");

(ii) The oil, gas, casinghead gas, coal bed methane, condensate and other gaseous and liquid hydrocarbons or any combination thereof, sulphur extracted from hydrocarbons and all other lease substances ("Hydrocarbons") under the Leases and that may be produced and saved under the Leases;

(iii) The unitization, pooling and communitization agreements, declarations, orders, and the units created thereby relating to the properties and interests described in Sections 1.3(a) through (c) and to the production of Hydrocarbons, if any, attributable to said properties and interests;

(iv) All equipment, machinery, fixtures and other tangible personal property and improvements located on or used or held for use in connection with the operation of the interests described in (i) through (iv), above, including any wells, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities, pumping units and engines, platforms, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, roads, and other appurtenances, improvements and facilities;

TO HAVE AND TO HOLD all of said Assets unto Assignee, its successors and assigns, forever. This Assignment is made and accepted expressly subject to the following terms and conditions:

1. THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY OF ANY KIND TO THE ASSETS, INCLUDING WITHOUT LIMITATION WARRANTIES OF TITLE, WHETHER EXPRESS, IMPLIED OR STATUTORY EXCEPT WITH RESPECT TO TITLE CLAIMS ARISING BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE.

2. IT IS EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT ANY PERSONAL PROPERTY, FIXTURES, EQUIPMENT AND ITEMS THAT COMPRISE THE

7A GH

ASSETS ARE BEING CONVEYED TO ASSIGNEE "AS IS" AND "WHERE IS" AND WITHOUT WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED, AND ASSIGNEE ACCEPTS SUCH ASSETS IN THEIR PRESENT CONDITION WITH ALL FAULTS AND DEFECTS, INCLUDING, BUT NOT LIMITED TO, THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL. IN ADDITION, ASSIGNOR MAKES NO REPRESENTATION, COVENANT, OR WARRANTY, EXPRESS, IMPLIED, OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA DELIVERED TO ASSIGNEE WITH RESPECT TO THE ASSETS, OR CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, ATTRIBUTABLE TO THE ASSETS, OR THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS, OR THE PRICES THAT ASSIGNEE WILL BE ENTITLED TO RECEIVE FOR SUCH HYDROCARBONS.

3. This Assignment is being made pursuant to the terms of that certain Purchase and Sale Agreement dated **May 9**, 2012 by and among Assignee and Assignor (the "PSA"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the PSA.

Assignee will bear all expenses which are incurred in respect of the Assets after the Effective Date, and Assignee will receive all proceeds in respect of the Assets attributable to the period after the Effective Date. Assignor will bear all expenses which are incurred in respect of the Assets before the Effective Date, and Assignor will receive all proceeds collectible in respect of the Assets attributable to the period prior to the Effective Date (regardless of whether such proceeds are received prior to or after the Effective Date). Subject to the terms hereof, all monies, proceeds, receipts, credits and income attributable to the ownership and operation of the Assets (i) for all periods of time from, and including, the Effective Date, shall be the sole property and entitlement of Assignee, and to the extent received by Assignor, Assignor shall promptly after such receipt, fully disclose, account for and transmit same to Assignee and (ii) for all periods of time prior to the Effective Date, shall be the sole property and entitlement of Assignor, and to the extent received by Assignee, Assignee shall promptly fully disclose, account for and transmit same to Assignor.

4. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, their respective successors and assigns.

5. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflict of law provisions.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment & Bill of Sale on the date(s) set forth in their respective acknowledgments below, but to be effective for all purposes as of the Effective Date.

ASSIGNOR

PACIFIC ENERGY AND MINING COMPANY

By: ______________________________

Title: ______________________________

TH GH

Exhibit A-1

Cisco Flats

T21S R23E SLB&M

Grand County, Utah

	Acres	Wells	Working Interest	Net Revenue Interest
UTU 16962A				
Sec 22: NW,N2SW, SESW;			100%	80%
SEC 27: NW				
SECTION 28: E2NE		Wells 22-10S, 22-1		
520 acres	520			
ML 43933			100%	80%
Sec 21: W2NW4, S2		2A, 5A, 7		
400 acres	400	Little Boy2		
U-16955			100%	80%
Sec 5: S2				
Sec 6: SE				
Sec 7: N2NE,SWNE,SE				
Sec 8: NENW, W2W2				
Sec 11: S2, E2NE		Wells 11-1A, 07-17-11		
1360 acres	1360			
U-31262			100%	80%
Sec 8: E2,SENW, E2SW				
Sec 9: NWNE, S2N2		Well 9-2A		
640 acres	640			
Frazier Fee Lease				
Sec 13: NWSW;SESW;S2SE;			100%	80%
Sec 14: S2SW;NWSE4;SESE;W2SWSE		Well 14-1, 14-01, 14-02		
Sec 23: NENW				
340 acres	340			
County Lease				
Sec. 24: NW4NE4	40	Gibraltar No. 1	66.50%	53.23%
Total Cisco Flats	3300			

Cisco Springs

T20SR23E SLM&M				
Grand County, Utah				
UTU08112				
Sec 15 N1/2NE1/4	80	Cullen Govt 1	100%	80%
80 acres				
UTU 6791				
Sec 9: Lot4, SW1/4NW1/4,NW1/4,SW1/4	203.28		100%	80%
Sec. 10: NW1/4NW1/4;				
163.28 acres from Surface to 2360 acres				
UTU 24185			100%	80%
Sec. 10: SE1/4 Sec. 11 SW1/4 Sec 14: NW1/4		Fed 9		
Sec 15: S1/2NE1/4		Fed 15-01, Fed 15-03		
560 acres	560		100%	80%
UTU 0147904			100%	80%
Sec 10: SE1/4SW1/4				
Sec 14: N1/2SW1/4,SE1/4SW1/4		Fed 4, Fed 14-02, Fed 14-03		
160 acres	160			
UTU128116			100%	80%
Sec. 9: SE1/4SE1/4, W1/2SE1/4				
Sec. 10: SW1/4SW1/4		Fed 1		
160 acres	160			
UTU 1506			100%	80%
Sec 9: NE1/4SE1/4		Fed 1-506***		
80 acres	80			
UTU 146802			100%	80%
Sec 10: SW1/4NE1/4,NE1/4NW1/4	240	Fed 6, Cardmore 1A, Cardmore 4		
S1/2NW1/4,N1/2SW1/4				
240 acres				
Total Cisco Springs	1483.28			
Total acres	4783.28			

TR GH

Sec 10: SW1/4 is under communitization Number NRM1209

Wells 14-02, 5A, 2A and 7 are owned 100% BPO by Cisco Oil LLC. Pacific has a APO of 50% payout amount $810000
**Adak 11-1A has a working Interest ownership by Larsen et al equal to 12.5% WI and a 10% option to participate.

Pacific Energy & Mining Co. to retain an ORRI equal to the difference between

existing Royalties and ORRI and 80% Net Revenue Interest

*** BP has a nonconsent WI position in the well 1-609

7B GH

Exhibit B-1

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13380

County: GRAND — Tax Area: 004 - 0000

Property Name: A.W. CULLEN GOVT 1 — Property Number: 26483

API Number: 43-019-16029

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			SEPARATOR... OPERATOR (860)			1979	20	$3,460	10%	$345
			COMPRESSOR... KNOX... OPERATOR (963)		Removed	1978	20	$15,000	10%	$1,500
			PRODUCTION UNIT... P & A... OPERATOR (862)			1985	20	$7,250	10%	$725
			WELLHEAD-OIL... OPERATOR (861)			1955	20	$600	10%	$0
10329		1000 GAL	TANK		INSP 07	2006	20	$2,800	69%	$1,704
30121		1000'	FLOWLINES		INSP 07	2006	20	$6,000	69%	$4,140
35521			PRODUCTION UNIT		INSP 07	2006	20	$17,000	69%	$11,730
40111		4X6	METER BUILDING		INSP 07	2006	20	$408	69%	$282
40111		4X6	METER BUILDING		INSP 07	2006	20	$408	69%	$282
45301		PALMER	METER		INSP 07	2006	20	$4,400	69%	$3,036
45301		BARTON	METER		INSP 07	2006	20	$4,400	69%	$3,036
45301		BARTON	METER		INSP 07	2006	20	$4,400	69%	$3,036
45301			METER RUN		INSP 07	2006	20	$3,150	69%	$2,174
46301			METER RUN		INSP 07	2006	20	$3,150	69%	$2,174
60622		40'	FENCE		INSP 07	2006	20	$84	69%	$57
Property Total										$34,210

Property Name: WHYTE-STATE 2 — Property Number: 69335

API Number: 43-019-16263

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
30121		2" X 300'	FLOWLINES		COL 06	2005	20	$500	[illegible]	$325
Property Total										$325

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389

County: GRAND — Tax Area: 004 - 0000

Property Name: CARDMOORE 1 A — Property Number: 26474

API Number: 43-019-30125

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			METER... ... OPERATOR (803)			1973	20	$1,100	10%	$110
			FENCE... MESH/BARB... 120... OPERATOR (802)			1973	20	$320	10%	$0
			WELLHEAD-OIL... ... OPERATOR (808)			1973	20	$500	10%	$0
			SOLAR CONTROL UNIT... ... OPERATOR (810)			1983	20	$1,050	10%	$105
20121		100'	FLOWLINE		INSP 07	2006	20	$600	69%	$414
Property Total										$629

Property Name: FEDERAL 1 — Property Number: 26472

API Number: 43-019-30136

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE... MESH/BARB... 120... MAR SWIFT (805)			1973	20	$320	10%	$0
			WELLHEAD-OIL... FLANGED... 2000... WYO-15-6 (r			1973	20	$500	10%	$0
			METER... ... WYO-89-C-1 (802)			1973	20	$1,100	10%	$110
			PRODUCTION UNIT... FORD... ... WYO-30-F (801)			1973	20	$9,650	10%	$965
			SEPERATOR (USED)		MAR 11	2010	20	$2,767	81%	$2,238
			TANK... WELDED/STEEL... 210 BBL... WYO-24-C (8			1973	20	$2,760	10%	$276
		NATURAL GA	COMPRESSOR		MAR 09	2008	20	$6,000	75%	$4,500
			BUILDING... ... 3X5... MAR SWIFT (809)			1973	20	$277	10%	$0
10410			TUBING		INSP 07	2006	20	$2,940	69%	$2,028
10510			SUCKER ROD		INSP 07	2006	20	$1,250	69%	$862
15521		50 GAL	TANK		INSP 07	2006	20	$500	69%	$345
20121		150'	FLOW LINES		INSP 07	2006	20	$900	69%	$621
30120			PUMPJACK		INSP 07	2006	20	$10,800	69%	$7,452
45301			METER RUN		INSP 07	2006	20	$3,150	69%	$2,173

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389

County: GRAND — Tax Area: 004 - 0000

Property Name: FEDERAL 1 — Property Number: 26472

API Number: 43-019-30186

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
50904			PUMP MOTOR		INSP 27	2000	20	$750	69%	$517
Property Total										$22,022

Property Name: FEDERAL 4 — Property Number: 26482

API Number: 43-019-30183

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL... ... ... OPERATOR (655)			1976	20	$500	10%	$0
			SUCKER ROD... ... 1792'... COL 6,035 (658)			1975	20	$179	10%	$0
			TANK... WELDED/STEEL... 370 BBL... OPERATOR			1978	20	$7,500	10%	$750
			FENCE... MESH/BARB... 120'... MAR SWIFT (360)			1973	20	1330	10%	$0
			FLOWLINES... ... 1709'... WYO 45-D (359)			1973	20	$996	10%	$0
			METER... ... WYO-39-C.1 (957)			1973	20	$1,100	10%	$119
			BUILDING... ... 8X4X8... OPERATOR (960)			1985	20	$150	10%	$0
Property Total										$850

Property Name: FEDERAL 1-506 — Property Number: 26471

API Number: 43-019-20192

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL... FLANGE... 2000#... WYO-18-5			1974	20	$2,005	10%	$290
			SUCKER ROD... ... 1748'... COL 6,188 (734)			1973	20	$176	10%	$0
			FENCE... MESH/BARB... 120'... MAR SWIFT (736)			1974	20	$330	10%	$0
			TANK... WELDED/STEEL... 300 BBL... WYO-34-H ()			1964	20	$3,120	10%	$312
			FLOWLINES... ... 1748'... WYO-28-A.4 (738)			1973	20	$960	10%	$0
			HEATER... 600,000 BTU... ... WYO-26-A.4 (706)			1980	20	$3,600	10%	$330

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 10309

County: GRAND — Tax Area: 004 - 0000

Property Name: FEDERAL 1-506 — Property Number: 26471

API Number: 43-019-30182

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			SEPERATOR (USED)		MAR 11	2010	20	$3,840	81%	$3,110
			PUMPJACK... ... WYO-48-D (783)			1973	20	$6,100	10%	$610
			CONTROL UNIT... CANL-STR... ... OPERATOR (787			1983	20	$1,050	10%	$105
16500		20'	STAIRS		INSP 07	2006	20	$1,200	69%	$828
50904			PUMP MOTOR		INSP 07	2006	20	$750	69%	$517
Property Total										$5,132

Property Name: FEDERAL 5 — Property Number: 26470

API Number: 43-019-30196

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FLOWLINES... ... 2100 FT... WYO-48-D (787)			1973	20	$1,066	10%	$513
			CONTROL UNIT... CANL-STR... ... OWNER (788)			1983	20	$1,050	10%	$105
			TANK... WELDED/STEEL... 10X23... WYO-54-I (784			1974	20	$3,310	10%	$331
			FENCE... MESH/BARB... 120'... OPERATOR (790)			1974	20	$350	10%	$0
			WELLHEAD-OIL... FLANGED... 2000#... WYO-48-D			1974	20	$2,900	10%	$290
Property Total										$662

Property Name: CISCO SPRINGS 6 — Property Number: 26463

API Number: 43-019-30201

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL... ... OPERATOR (782)			1974	20	$500	10%	$0
50522		40'	FENCE		INSP 07	2006	20	$94	71%	$67
Property Total										$67

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389

County: GRAND — Tax Area: 004 - 0000

Property Name: FEDERAL 9 — Property Number: 26481

API Number: 43-019-30229

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL... FLANGED... OPERATOR (96?			1975	20	$900	10%	$0
2012?		100'	FLOWLINE		INSP 07	2005	20	$500	6?%	$414
401??		4X6	BUILDING		INSP 07	2008	20	$409	89%	$282
Property Total										$696

Property Name: NUGGETT 14-4 — Property Number: 20915

API Number: 43-019-30423

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
10?20		?2000#	WELLHEAD-OIL		CCCC 02	1976	20	$2,900	10%	$290
10510		1?00'	SUCKER ROD		CCCC 02	1976	20	$2,557	10%	$255
15110		300 BBL	TANK		CCCC 02	1976	20	$10,100	10%	$1,010
1?500		20'	STAIRS		INSP 07	1975	20	$1,900	10%	$190
20122		?X2X260'	FLOWLINES		CCCC 02	1978	20	$4,7?3	10%	$478
50200			PUMPJACK		CCCC 02	1979	20	$15,500	10%	$1,5??
Property Total										$3,701

Property Name: FEDERAL 14-02 — Property Number: 26480

API Number: 43-019-31135

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
		BARTON	METER... ... WYO-20-0-1 (948)			1984	20	$1,600	10%	$160
			WELLHEAD OIL... FLANGED... 3000... WYO-18-E (8			1984	20	$900	10%	$0
			FENCE... MESH/BARB... 120... MAR SWIFT (862)			1984	20	$350	10%	$0
			PRODUCTION UNIT... P & A... 150,000... WYO-50-G			1984	20	$6,700	10%	$670
			BUILDING... METER... 3X5... MAR SWIFT (850)			1984	20	$237	10%	$0

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389

County: GRAND — Tax Area: 004 - 0000

Property Name: FEDERAL 14-02 — Property Number: 26480

API Number: 43-019-31135

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
20121		100'	FLOWLINE		INSP 07	2006	20	$690	60%	$414
30120			PUMPJACK		INSP 07	2006	20	$10,800	69%	$7,452
45201			METER RUN		INSP 07	2003	20	$5,150	59%	$2,173
Property Total										$10,849

Property Name: FEDERAL 14-03 — Property Number: 26479

API Number: 43-019-31136

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			TANK... WELDED STEEL... 300 BBL... WYO-34-H (&			1994	20	$3,[illegible]	10%	$312
			PUMPJACK... ... WYO 13-0 (84?)			1994	20	$15,500	10%	$1,650
	LISTER	HR-3	ENGINE		MAR 10	2002	20	$1,800	20%	$0
			SUCKER ROD... 1342... COL 5/105 (845)			1994	20	$134	10%	$0
			FLOWLINES... $842... WYO-40-D (946)			1994	20	$738	10%	$0
			WELLHEAD-OIL... FLANGED... 2000#... WYO-16-B			1994	20	$2,500	10%	$250
16321		55 GAL	TANK		INSP 07	2006	20	$100	69%	$0
18600		20'	STAIRS		INSP 07	2006	20	$1,100	69%	$268
Property Total										$2,980

Property Name: FEDERAL 15-01 — Property Number: 26478

API Number: 43-019-31137

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL... ... OPERATOR (642)			1994	20	$500	10%	$0
15122		300 BBL	TANK		INSP 07	2003	20	$10,800	69%	$7,452
Property Total										$7,452

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389

County: GRAND — Tax Area: 004 - 0000

Property Name: FEDERAL 15-03 — Property Number: 26477

API Number: 43-019-31158

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			LISTER HR-2 ENGINE (USED)		MAR 11	2010	20	$2,600	81%	$2,106
			FLOWLINES... 1981... WYO-4&D [807]			1984	20	$1,062	10%	$105
			FENCE... MESH/BARB... 1981... MAR SWIFT (861)			1984	20	$330	13%	$0
			SUCKER ROD... 1981... COL 6/125 (009)			1984	20	$193	10%	$0
			TANK... 200 BBL... OPERATOR (840)			1984	20	$7,800	10%	$780
			WELLHEAD-OIL... LOW PRESSURE... OPERATE			1984	20	$500	10%	$0
10419		3110'	TUBING		INSP 07	2006	20	$10,339	69%	$7,133
15500			STAIRS		INSP 07	2006	20	$0	69%	$0
25621			PRODUCTION UNIT		INSP 07	2006	20	$17,000	69%	$11,730
30120			PUMPJACK		INSP 07	2006	20	$10,800	69%	$7,452
50900		PAMCO	MOTOR		INSP 07	2006	20	$750	69%	$517
Property Total										$29,824

Property Name: SWEETHEART 5A — Property Number: 69215

API Number: 43-019-31417

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
10120			WELLHEAD		COL 06	2005	20	$652	65%	$423
10419		2-5/8"X 600'	TUBING		COL 06	2005	20	$600	65%	$390
10500	SKINNER		ROD HEAD		COL 06	2005	20	$600	65%	$390
10600		1"X12'	POLISH ROD		COL 05	2005	20	$74	65%	$48
10910		5/8" X 600'	SUCKER ROD		COL 06	2005	20	$575	65%	$373
15121	NATCO	300 BBL	TANK		INSP 07	2005	20	$10,100	65%	$6,565
15500		20'	STAIRS		INSP 07	2005	20	$1,200	60%	$780
20125		2-3/8"X500'	FLOWLINES		COL 06	2005	20	$500	65%	$325

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO

Taxpayer Number: 13389

County: GRAND

Tax Area: 004 - 0000

Property Name: SWEETHEART 5A

Property Number: 69215

API Number: 43-019-31417

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
25030	NATCO	USED 1983	SEPERATOR		COL 06	2005	20	$1,500	65%	$975
30200		USED	PUMPJACK		COL 06	2005	20	$1,500	65%	$975
35700			VALVES		COL 06	2005	20	$250	65%	$162
35810	THOMPSON	8'	PUMP		COL 06	2005	20	$375	65%	$243
50970	CHANGFING	DIESEL 17HP	ENGINE	84-12-50	COL 06	2005	20	$600	65%	$390
Property Total										$12,039

Property Name: SWEETHEART 2A

Property Number: 70153

API Number: 43-019-31418

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
10130			WELLHEAD		COL 06	2005	20	$652	65%	$422
10410		2-3/8"X700'	TUBING		COL 06	2005	20	$700	65%	$456
10500	SKINNER		ROD HEAD		COL 06	2005	20	$500	65%	$390
10500			POL SIT ROD		COL 06	2005	20	$75	65%	$49
10515		5/8"X700'	SUCKER ROD		COL 06	2005	20	$700	65%	$455
15114		200 BBL	TANK		INSP 07	2006	20	$6,800	65%	$4,420
20191		2-3/8"X725'	FLOWLINES		COL 06	2005	20	$725	65%	$471
35810	THOMPSON	BOTTOM HOL	PUMP		COL 06	2005	20	$375	65%	$243
30100	JENSEN	USED	PUMPJACK		COL 06	2005	20	$1,500	65%	$975
35700		MISC	VALVES		COL 06	2005	20	$250	65%	$162
50203	ROBIN	3HP	ENGINE		COL 06	2005	20	$230	65%	$149
Property Total										$8,151

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 12389

County: GRAND — Tax Area: 004 - 0000

Property Name: SWEETHEART 7 — Property Number: 69216

API Number: 43-019-31420

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
10120			WELLHEAD		COL 06	2005	20	$652	65%	$423
10150		2-3/8"X600'	TUBING		COL 06	2005	20	$500	65%	$326
10500	SKINNER		ROD HEAD		COL 06	2005	20	$600	65%	$390
10500			POLISH ROD		COL 06	2005	20	$75	65%	$48
10510		5/8"X475'	SUCKER ROD		COL 06	2005	20	$475	65%	$308
20121		2-3/8"X400'	FLOWLINES		COL 06	2005	20	$400	65%	$260
30100	JENSEN	USED 1990	PUMPJACK		COL 06	2005	20	$1,500	65%	$975
Property Total										$2,720

Property Name: 14-01 — Property Number: 00180

API Number: 43-019-31459

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			METER		INSP 2011	2000	20	$4,400	69%	$3,036
		3X6	METER HOUSE		INSP 2011	2000	20	$275	69%	$189
			VALVES		TXP	2005	20	$400	69%	$275
			WELLHEAD		XP	2007	20	$500	73%	$366
Property Total										$3,866

Property Name: SWEETHEART 14-02 — Property Number: 70152

API Number: 43-019-31451

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
10120			WELLHEAD		COL 06	2005	20	$652	65%	$423
15120		300 BBL	TANK		INSP 07	2005	20	$10,100	65%	$6,565
15500		20'	STAIRS		INSP 07	2005	20	$1,200	65%	$780

Utah State Tax Commission
Property Tax Division
2012 RETURN FOR ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

PACIFIC ENERGY & MINING CO — Taxpayer Number: 13389
County: GRAND — Tax Area: 004 - 0000

Property Name: SWEETHEART 14-02 — Property Number: 70152
API Number: 43-019-31451

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
20121		700'	FLOWLINES		COL 06	2005	20	$700	65%	$455
20251		2"	FLOWLINES		EST 2010	2005	20	$4,620	65%	$2,990
35701			VALVES		COL 08	2005	20	$400	65%	$260
46201	BARTON		METER & HOUSE		COL 08	2005	20	$1,500	65%	$975
Property Total										$12,448

Property Name: LITTLE BOY 2 — Property Number: 71389
API Number: 43-019-31450

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD		INSP 07	2006	20	$500	69%	$345
										$345

Utah State Tax Commission
Property Tax Division
2012 PRELIMINARY ASSESSMENT
PERSONAL PROPERTY VALUATIONS
OIL & GAS

MAR/REG OIL CO Taxpayer Number: 1140

County: GRAND Tax Area: 004 - 0000

Property Name: DROSSOS 22-1 API Number: 43-019-30914

Property Number: 20911

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			SEPARATOR... 20 HP... WYO-224 (1152)			1984	20	$2,600	11%	$286
Property Total								$36,235		$3,811

Property Name: GIBRALTER #1 API Number: 43-019-31033

Property Number: 10704

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
		210 BBL	TANK... WELDED/STEEL			1980	20	$3,310	11%	$364
		[illegible]	WELLHEAD-OIL			1983	20	$2,370	11%	$260
	JENSEN		PUMPJACK(USED)			2004	20	$2,000	58%	$1,160
		7/8" X 1 1/4"	SUCKER RODS			2004	20	$1,000	58%	$580
		7/8"	TUBING		BSAP 11	2004	20	$0	58%	$0
[illegible]			3 HP ELECTRIC MOTOR		MAR 06	2005	20	$300	62%	$310
Property Total								$9,180		$2,674

Property Name: 9-2A API Number: 43-019-31201

Property Number: 10686

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE..., MESH [illegible] 100..., MAR SWIFT (2793)	[illegible]	[illegible]	1983	20	$330	11%	$0
			METER......., OPERATOR 2001	[illegible]	[illegible]	1983	20	$1,500	11%	$165
			SEPARATOR..., WYO-22-6 (2792)	[illegible]	[illegible]	1983	20	$1,200	11%	$132
			WELLHEAD-GAS, OPERATOR 2001	[illegible]	[illegible]	1983	20	$950	[illegible]	$0
Property Total								$3,980		$297

Utah State Tax Commission
Property Tax Division

2012 PRELIMINARY ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

MAR/REG OIL CO

County: GRAND

Taxpayer Number: 1140

Tax Area: 004 - 0000

Property Name: CARDMOORE 4A
Property Number: 26473

API Number: 43-019-30137

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			WELLHEAD-OIL........ OPERATOR (895)			1975	20	$1,100	11%	$121
Property Total								$1,100		$121

Property Name: CCCO ADAK 11-1A
Property Number: 20918

API Number: 43-019-30259

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE... MESH/RAILED... 240'... MAR SWPP (1183)			1975	20	$890	11%	$0
			HEATER WYO-26-8,4 (1179)			1975	20	$4,370	11%	$480
			PUMPJACK........ WYO-18-C (1177)			1975	20	$5,600	11%	$616
			SEPARATOR........ WYO-22 H (1178)			1975	20	$4,300	11%	$470
			SUCKER ROD...... 1 1/2"... DGL 6,135 (1184)			1975	20	$110	11%	$0
			TANK... BOLTED...... WYO-38-H (1183)			1975	20	$5,950	11%	$654
			TANK... ON ITS SIDE...... WYO-34-I (1181)			1975	20	$3,310	11%	$364
			TANK... WELDED/STEEL...... WYO-34-I (1180)			1975	20	$3,510	11%	$386
			TUBING...... 1 1/2"... WYO 45-D (1185)			1975	20	$606	11%	$0
			WELLHEAD-OIL... FLANGED... 2000#... WYO-16-B			1975	20	$7,800	11%	$316
			25 HP GAS ENGINE		MAR 11	2004	20	$2,800	58%	$1,508
Property Total								$33,846		$4,803

Utah State Tax Commission
Property Tax Division

2012 PRELIMINARY ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

MAR/REG OIL CO — **Taxpayer Number: 1140**

County: GRAND — Tax Area: 004 - 0000

Property Name: CCCO OTHF 7-11 — **API Number: 43-019-30358**

Property Number: 20917

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE,,, BARB/MESH,,, 40,,, MAR SWIFT (1175)			1977	20	$110	[illegible]	$0
			METER,,, MERCURY,,,,,, WYO-[illegible] (1174)			1977	20	$1,100	[illegible]	$121
		330 BBL	OIL TANK (USED)			2006	20	$3,000	67%	$2,010
			PUMPJACK (USED)			2006	20	$2,000	67%	$1,340
			COMPRESSOR		MAR 08	2008	20	$4,037	75%	$3,027
		8" PTO SAE 4	WELLHEAD		MAR 08	2008	20	$3,159	75%	$2,369
Property Total								$13,406		$8,867

Property Name: DROSSOS 22-1 — **API Number: 43-019-30914**

Property Number: 20911

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE,,, BARB MESH,,, 350,,, MAR SWIFT (1156)			1982	20	$395	11%	$0
			FLOWLINES,,,,,,,, WYO-45-D (1151)			1982	20	$503	11%	$0
			PUMPJACK,,,,,,, WYO-19-C (1158)			1982	20	$5,500	11%	$616
			PUMPJACK,,,,,,, WYO-19-C (1159)			1982	20	$5,500	11%	$616
			SUCKER ROD,,,,,, 1500,,, COL 6.101 (1150)			1982	20	$82	11%	$0
			TANK,,, BOLTED,,, 12/20,,, WYO-38-H (1153)			1982	20	$5,950	11%	$666
			TANK,,, WELDED/STEEL,,, 300 BBL,,, WYO-34-H (1			1982	20	$4,000	11%	$440
			TANK,,, WELDED/STEEL,,, 300 BBL,,, WYO-34-H (1			1982	20	$4,000	11%	$440
			TANK,,, WELDED/STEEL,,, 300 BBL,,, WYO-34-H (1			1982	20	$4,000	11%	$440
			WELLHEAD-OIL,,, FLANGED,,, 2000#,,, WYO-15-B			1982	20	$2,900	11%	$319

Utah State Tax Commission
Property Tax Division
2012 PRELIMINARY ASSESSMENT
PERSONAL PROPERTY VALUATION
OIL & GAS

MAR/REG OIL CO

County: **GRAND**

Property Name: FZ 27-1 OS
Property Number: 10695

Taxpayer Number: 1140
Tax Area: 004 - 0000
API Number: 43-019-31262

Type	Make	Model	Description	Serial Nbr	Equip Nbr	Purchase Year	Class	Cost	% Good	Market Value
			FENCE... BARB MESH... 144... MAR,SWSH (3838)			1988	20	$400	11%	$0
			FLOWLINES... 519... WYO-45-D (3834)			1988	20	$595	11%	$0
			FLOWLINES... 245... WYO-45-D (3836)			1988	20	$77	11%	$0
			FLOWLINES... 2"... 15... WYO-45-D (3835)			1988	20	$480	11%	$0
			PUMPJACK... WYO... & G (3832)			1988	20	$9,000	11%	$990
			SUCKER RODS... COX, 6,135 (3831)			1988	20	$92	11%	$0
			WELLHEAD-OIL... FLANGED... 2000#... WYO-45-B			1988	20	$2,900	11%	$319
			25 HP GAS ENGINE		MAR-11	2010	20	$391	83%	$324
Property Total								$13,745		$1,633

GRAND COUNTY TAX AREA 004 - 0000 TOTAL	$22,206
GRAND COUNTY TOTAL	$22,206

Exhibit C

This Note has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the company of other evidence satisfactory to and as required by counsel to the company, that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

HINTO ENERGY, INC.

A Wyoming Corporation

COMMERCIAL PROMISSORY NOTE
(Convertible to Common Stock)

$150,000.00 **DATE: May__, 2011**

FOR VALUE RECEIVED, the undersigned, **HINTO ENERGY, INC.**, a Wyoming corporation (hereinafter "Maker"), promises to pay to **Pacific Energy and Mining Corp.**, a Nevada corporation (Holder) at such place as the Holder may designate in writing, the principal sum of **ONE HUNDRED FIFTY THOUSAND AND NO/100 ($150,000.00)**, together with interest at 8% per annum thereon, payable in arrears, due one (1) year from the date hereof.

Holder shall have the right to convert the outstanding balance of this Secured Commercial Promissory Note, including accrued interest into shares of the Maker's common stock as set forth in "Conversion for Common Stock" hereafter.

In event Maker shall (i) default in the performance of any of the obligations, covenants or agreements legally imposed by the terms of this Note, or (ii) apply for or consent in writing to the appointment of a receiver, trustee, or liquidator of Maker or (iii) file a voluntary petition in bankruptcy, or admit in writing Maker's inability to pay Maker's debts as they come due, or (iv) make general assignments for the benefit of creditors, or (v) file a petition or answer seeking reorganization or rearrangement with creditors or taking advantage of any insolvency law, or (vi) file an answer admitting the material allegations of a petition filed against Maker in any bankruptcy, reorganization, insolvency or similar proceedings, at the option of the Holder, the whole indebtedness evidenced hereby may be declared due and payable whereupon the entire unpaid principal balance of this Note and all interest accrued thereon from last payment date at 18% per annum shall thereupon at once mature and become due and payable without presentment or demand for payment or notice of the intent to exercise such option or notice of the exercise of such option by the Holder, or notice of any kind, all of which are hereby expressly waived by Maker and may be collected by suit or other legal proceedings.

If all or any part of the amount of this Note be declared due in accordance with the other provisions hereof, or if any installment herein provided is not paid when due, the principal balance as the case may be, shall bear interest at the lesser of (i) eight percent (8%) per annum, or (ii) the Maximum Rate allowed under applicable law until paid in full or until the Note is reinstated. Notice of Default shall be given, in writing, to Maker, after five days after occurrence of default. Maker shall have 10 days after written Notice of Default, within which to cure the default plus interest at default rate, legal fees and costs incurred.

Except as otherwise provided herein, the undersigned and all sureties, guarantors and endorsers of this Note severally waive all notices, demands, presentments for payment, notices of non-payment, notice of intention to accelerate the maturity, notices of acceleration, notices of dishonor, protest and notice of protest, diligence in collecting or bringing suit as to this Note and as to each, every and all installments hereof and all obligations hereunder and against any party

MT

herein and to the application of any payment on this obligation, or as an offset hereto, and agree to all extensions, renewals, partial payments, substitutions or evidence of indebtedness and the taking, release or substitution of all or any part of the security or the release of any party liable hereon with or without notice before or after maturity.

It is the intention of the parties hereto to comply with the usury laws applicable to this loan if any, accordingly it is agreed that notwithstanding any provision to the contrary in this Note or in any of the documents securing payment hereof no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest is provided for, contracted for, charged for or received, then the provisions of this paragraph shall govern and control and neither the Maker hereof nor any other party liable for the payment hereof shall be obligated to pay the amount of such excess interest. Any such excess interest which may have been collected shall be, at the Holder's option, either applied as a credit against the then unpaid principal amount hereof or refunded to Maker. The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws as now or hereafter construed. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged for, or received under this Note which are made for the purposes of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the full stated term of this Note, all interest contracted for, charged for or received from the Maker or otherwise by the Note Holder.

In the event this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or in the event it is collected by suit or through bankruptcy, probate, receivership or other legal proceedings (including foreclosure), the undersigned hereby agrees to pay to the Holder as attorney's fees a reasonable amount in addition to the principal and interest then due hereon, and all other costs of collection.

CONVERSION RIGHT TO COMMON STOCK

Holder may, at any time prior to payment of the Note by the Maker, elect to convert all or any portion of this note, including accrued interest, into common shares of the Maker at a price of $1.00 per share. The conversion election shall be made in writing by Holder and mailed or faxed to the Maker with the conversion amount and instructions as to the issuance of the shares. Such instructions should include the name to who the shares are to be issued and include an address for delivery. The Maker, upon receipt of such conversion notice and confirmation of the conversion amount, shall then instruct its transfer agent to affect the issuance of the common shares of the Maker, whereupon the amount of the Note or accrued interest represented by the shares elected to be received shall be deemed paid, without recourse as to the amount.

IN WITNESS WHEREOF, Maker and Pledgor have fully executed this Note as of the date first above written.

HINTO ENERGY, INC., - Maker
(A Wyoming Corporation)

By:
George Harris, Chief Financial Officer

9/7

MANAGEMENT AGREEMENT

Pacific Energy & Mining Co., and Mar/Reg Oil Company shall act as operator on behalf of Hinto Energy, Inc., for all properties that are part of the Asset Purchase and Sale Agreement, as operator Pacific Energy & Mining Co., and Mar/Reg Oil Company shall take instructions from Hinto Energy, Inc., for all operations on said properties. Hinto Energy, Inc., may change operator upon written notice to Pacific Energy and Mining Co and/or Mar/Reg Oil Company.